Exhibit 99.2

FUNDAMENTAL GLOBAL INC. FILES $5 BILLION SHELF REGISTRATION TO FUEL ETHEREUM ACCUMULATION STRATEGY

Provides Significant Financial Flexibility to Support Evolution to Leading Ethereum Treasury Company

Charlotte, NC – August 8, 2025 - Fundamental Global Inc. (Nasdaq: FGF, FGFPP) the premier Ethereum pure-play treasury company and soon to be renamed FG Nexus Inc. (the “Company” or “FG Nexus”), today announced the filing of a $5 billion shelf registration statement with the Securities and Exchange Commission (the “SEC”), establishing one of the largest capital frameworks in the ETH digital asset treasury space. The filing includes an “at the market offering” (“ATM”) prospectus covering the offering, issuance and sale of $4 billion shares of common stock that may be issued and sold from time to time.

The shelf registration will provide FG Nexus with significant financial flexibility to execute opportunistic capital raises, positioning the Company to accelerate its mission of becoming the world’s largest corporate holder of Ethereum (ETH).

“This $5 billion shelf filing represents a significant step in our capital raising capabilities and positions us to move with speed and scale when capital deployment opportunities arise," said Kyle Cerminara, CEO and Chairman of FG Nexus. We believe this framework will enable us to capitalize on ETH accumulation opportunities and support our target of a 10% stake in the Ethereum Network.”

The shelf registration establishes FG Nexus as one of the most well-capitalized players in the rapidly expanding digital asset treasury sector. Recent market activity has demonstrated strong institutional appetite for digital asset exposure, creating significant opportunities for companies with strategic capital deployment capabilities, like FG Nexus.

“The digital asset treasury market is experiencing unprecedented institutional adoption, and FG Nexus is uniquely positioned to capture this opportunity because of our focused Ethereum strategy, combined with this substantial capital framework, creates multiple value drivers including ETH price appreciation, staking rewards, and access to the expanding ecosystem of tokenized real-world assets,” stated Maja Vujinovic, CEO of FG Nexus’ Digital Assets Division.

The Shelf Registration will allow the Company to offer and sell, from time to time, up to an aggregate of $5 billion of the Company’s securities, on a registered basis, subject to market conditions and the Company’s capital needs, subject to applicable legal limitation.

The registration statement has been filed with the SEC but has not yet become effective. The securities covered by the registration may not be sold, nor may offers to buy the securities be made or accepted prior to the effectiveness of the registration statement. The terms of any such offerings under the registration statement will be established at the time the registration statement has been declared effective by the SEC and the offering of securities pursuant to the effective registration statement will be subject to market conditions, and will be described in detail in a supplement to the prospectus filed with the SEC relating to such offering.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor will there be any sale of securities until registration statement has been declared effective by the SEC but there will not be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) is on the Ethereum Standard, and singularly focused on becoming the largest corporate holder of ETH in the world by an order of magnitude. In order to enhance our ETH YIELD, the Company will stake and restake, serving as a strategic gateway into Ethereum-powered finance, including tokenized RWAs and stablecoin yield.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact:

invest@fgnexus.io

Media Contact

media@fgnexus.io